INDEMNIFICATION AGREEMENT


           THIS AGREEMENT is made and entered into this 14th day of May, 1996, between Cerner Corporation, a Delaware corporation
("Corporation"), and Thomas A. McDonnell ("Indemnitee").

          WITNESSETH:

           WHEREAS, Indemnitee is a member of the board of directors of the Corporation and as such is performing a valuable service for the Corporation; and

           WHEREAS, although Indemnitee has certain rights to indemnification under the Bylaws and Certificate of Incorporation of the Corporation, such Bylaws and Certificate of Incorporation specifically provide that they are not exclusive and thereby contemplate that the Corporation may enter into agreements with its officers and directors; and

          WHEREAS, the Corporation and Indemnitee desire to enter
into this Agreement to provide to Indemnitee additional rights to
indemnification   in  consideration  of  Indemnitee's   continued
service to the Corporation as a director;

           NOW, THEREFORE, in consideration of Indemnitee's continued service as a director of the Corporation after the date hereof and for and in consideration of the premises and the covenants contained herein, the Corporation and Indemnitee do hereby promise and agree as follows:

          1. Indemnification. The Corporation hereby agrees to hold harmless and indemnify Indemnitee to the fullest extent permitted by Section 145, Title 8 of the Delaware Code, as in effect on the date of the execution of this Agreement and as it may hereafter be amended, or any other statutory provision permitting or authorizing such indemnification which is adopted subsequent to the execution of this Agreement.

          2. Maintenance of Insurance. So long as Indemnitee shall continue to serve as a director of the Corporation (or shall continue at the request of the Corporation or on behalf of the Corporation to serve as a director, officer, employee or agent of any Other Enterprise) and thereafter so long as Indemnitee shall be subject to any possible claim or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or appellate by reason of the fact that Indemnitee is or was a director of the Corporation (or is or was serving in any of said other capacities at the request of the Corporation), the Corporation may maintain director liability insurance if such insurance becomes reasonably available and if, in the business judgment of the board of directors of the Corporation as it may exist from time to time, both (i) the premium cost for such insurance is reasonable, and (ii) the coverage provided by such insurance is not so limited by exclusions that there is insufficient benefit provided by such director liability insurance.

          3. Additional Indemnification. Subject only to the provisions in Sections 4, 5, 6 and 7 of this Agreement, the Corporation hereby further agrees to hold harmless and indemnify
Indemnitee:

          (a) Against any and all liabilities and expenses, including without limitation, judgments, amounts paid in settlement (provided that such settlement and all amounts paid in connection therewith are approved in advance by the Corporation, which approval shall not be unreasonably withheld), attorneys' fees, ERISA excise taxes or penalties, fines and other expenses actually and reasonably incurred by Indemnitee in connection with any threatened, pending or completed action, suit or proceeding (including without limitation the investigation, defense, settlement or appeal of such action, suit or proceeding), whether civil, criminal, administrative, investigative or appellate (including an action by or in the right of the Corporation) to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, agent or employee of any Other Enterprise; and

          (b) Otherwise to the fullest extent as may be provided to Indemnitee by the Corporation pursuant to the non-exclusivity provisions of paragraph 28 of the Corporation's Bylaws and subsection (f) of Section 145, Title 8 of the Delaware Code relating to indemnification.

          4.   Limitations on Additional Indemnification. (a) The
Corporation  will  not  hold  Indemnitee  harmless   or   provide
indemnification pursuant to Section 3 hereof:

          (1) except to the extent that the aggregate amount of losses to be indemnified thereunder exceeds the amount of such losses for which Indemnitee is indemnified either pursuant to (i) the Corporation's Certificate of Incorporation, Bylaws, vote of stockholders or disinterested directors or other agreement, (ii) Sections 1 or 2 hereof, (iii) pursuant to any director liability insurance purchased and maintained on behalf of Indemnitee by the Corporation, or (iv) otherwise than pursuant to this Agreement;

         (2)  in respect of remuneration paid to Indemnitee
     if  it shall be determined by a final judgment or other
     final  adjudication  that  such  remuneration  was   in
     violation of law;

          (3) on account of any suit for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local law;

          (4)  on account of Indemnitee's conduct which  is
     finally  adjudged  by  a court to have  been  knowingly
     fraudulent,   deliberately   dishonest    or    willful
     misconduct; or

          (5) if a final adjudication by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

          (b) Notwithstanding any other provisions of this Agreement, if the Indemnitee is or was serving as a director of the Corporation, or is or was serving at the request of the
Corporation as a director, officer, employee or agent of any Other Enterprise, and has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 3 of this Agreement (including the dismissal of any such action, suit or proceeding without prejudice), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith to the extent he has not been fully indemnified therefor otherwise than pursuant to this Agreement.

          5. Advancement of Expenses. Expenses (including attorneys' fees) actually and reasonably incurred by an Indemnitee who may be entitled to indemnification hereunder in defending an action, suit or proceeding, whether civil, criminal, administrative, investigative or appellate, shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that the Indemnitee is not entitled to indemnification by the Corporation. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by (i) the board of directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding from which the advancement is requested, or (ii) if a quorum is not obtainable, or even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders, that, based upon the facts known to the board, counsel or stockholders at the time such determination is made, such Indemnitee acted in bad faith and in a manner that such Indemnitee did not believe to be in or not opposed to the best interest of the Corporation, or, with respect to any criminal proceeding, that such Indemnitee believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the board, stockholders or independent legal counsel reasonably determines that such Indemnitee deliberately breached his duty to the Corporation or its stockholders.

         6. Notification and Defense of Claim. Promptly after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Corporation of the commencement thereof:

           (a)    The  Corporation  will  be  entitled   to
     participate therein at its own expense;

           (b) Except as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election so to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its own counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

           (c) The Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its prior written consent. The Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Corporation nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

          7. Determination of Right to Indemnification. Prior to indemnifying an Indemnitee pursuant to this Agreement, unless ordered by a court, the Corporation shall determine that such Indemnitee is entitled thereto under the terms of this Agreement. Any determination that a person shall or shall not be indemnified under this Agreement shall be made by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, or if such quorum is not obtainable, or even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or by the stockholders, and such determination shall be final and binding upon the Corporation; provided, however, that in the event such determination is adverse to the Indemnitee, such Indemnitee shall have the right to maintain an action in any court of competent jurisdiction against the Corporation to determine whether or not such Indemnitee is entitled to such indemnification hereunder. If such court action is successful and the Indemnitee is determined to be entitled to such indemnification, such Indemnitee shall be reimbursed by the Corporation for all fees and expenses (including attorneys' fees) actually and reasonably incurred in connection with any such action (including without limitation the investigation, defense, settlement or appeal of such action). This Agreement shall be applicable to any claim asserted after the date hereof whether such claim arises from acts or omissions occurring before or after the date hereof.

           8.    Certain  Definitions.   For  purposes  of  this
Agreement, references to "Other Enterprise" shall include without limitation any other corporation, partnership, joint venture, trust or employee benefit plan; references to "fine" or "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan; references to "defense" shall include investigations of any action, suit or proceeding as well as appeals in any threatened, pending or completed action, suit or proceeding and shall also include any defensive assertion of a cross claim or counterclaim; and references to "serving at the request of the Corporation" shall include any service as a director of the Corporation which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; and if Indemnitee acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan he shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement. For the purpose of this Agreement, unless the board of directors of the Corporation shall determine otherwise, any Indemnitee who shall serve as an officer or director of any Other Enterprise of which the Corporation, directly or indirectly, is a stockholder or creditor, or in which the
Corporation is in any way interested, shall be presumed to be serving as such director or officer at the request of the Corporation. In all other instances where any Indemnitee shall serve as a director, officer, employee or agent of an Other Enterprise, if it is not otherwise established that such Indemnitee is or was serving as such director, officer, employee or agent at the request of the Corporation, the board of directors of the Corporation shall determine whether such Indemnitee is or was serving at the request of the Corporation, and it shall not be necessary to show any actual or prior request for such service, which determination shall be final and binding on the Corporation and the Indemnitee seeking indemnification.

          9.   Continuation and Enforcement of Indemnification.

          (a) The Corporation expressly confirms and agrees that it has entered into this Agreement and assumes the obligations imposed on the Corporation hereby in order to induce Indemnitee to continue as a director of the Corporation and acknowledges that Indemnitee is relying upon this Agreement in continuing in such capacity. The rights to indemnification and advancement of expenses created by or provided pursuant to this Agreement are bargained-for conditions of Indemnitee's acceptance and/or maintenance of his election or appointment as a director of the Corporation and such rights shall continue after Indemnitee has ceased to be a director of the Corporation or a director, officer, employee or agent of any Other Enterprise and shall inure to the benefit of Indemnitee's heirs, executors, administrators and estate.

          (b) Indemnitee expressly confirms and agrees that under no circumstances shall the language or any of the promises and covenants contained in this Agreement be construed or interpreted as creating a contract of employment.

          (c) To the fullest extent permitted by the laws of the State of Delaware, Indemnitee shall have the right to maintain an action in any court of competent jurisdiction to enforce and/or recover damages for breach of the rights to indemnification created by or provided pursuant to the terms of this Agreement. If such court action is successful, Indemnitee shall be reim bursed by the Corporation for all fees and expenses (including attorneys' fees) actually and reasonably incurred in connection with such action (including without limitation the investigation, defense, settlement or appeal of such action).

          10. Non-Exclusivity. The right to indemnification pursuant to this Agreement shall not be deemed exclusive of any other rights of indemnification to which Indemnitee may be entitled under any statute, other agreement, the Certificate of Incorporation, Bylaws, pursuant to a vote of stockholders or disinterested directors, insurance policy or otherwise, both as to actions in his official capacity and as to action in another capacity while holding his directorship, and shall not limit in any way any right the Corporation may have to create additional or independent or supplementary obligations to indemnify Indemnitee.

          11.   Severability.   Each of the provisions  of  this
Agreement is a separate and distinct agreement independent of the others, and if any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, illegal or unenforceable by a court for any reason whatsoever, the remaining provisions of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby. The parties hereto expressly agree that any provision hereof held invalid, illegal or unenforceable shall be construed and modified by the court finding such provision invalid, illegal or unenforceable to the extent necessary so as to render such provision valid and enforceable as against all persons or entities and to provide the maximum possible protection to the person subject to indemnification hereunder within the bounds of validity, legality and enforceability. Without limiting the generality of the foregoing, if the Indemnitee is entitled to indemnification under this Agreement by the Corporation for some or a portion of the judgments, amounts paid in settlement, attorneys' fees, ERISA excise taxes or penalties, fines or other expenses actually and reasonably incurred by the Indemnitee in connection with any threatened, pending or completed action, suit or proceeding
(including without limitation, the investigation, defense, settlement or appeal of such action, suit or proceeding), whether civil, criminal, administrative, investigative or appellate, but not, however, for all of the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion thereof to which such person is entitled.

          12. Governing Law. This Agreement shall be governed, interpreted and construed in accordance with the laws of the State of Delaware without regard to any of its conflict of law rules.

          13.    Modification;   Survival.    This   Agreement
constitutes the entire agreement of the parties relating to the subject matter hereof and no amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto. The provisions of this Agreement shall survive the termination of Indemnitee's service as a director and/or officer of the Corporation with respect to actions, suits or proceedings brought or instituted in respect of any action taken or the failure to take any action occurring prior to such termination of service.

           IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and affixed their signatures hereto as of the date first above written.

                              \s\ Thomas A. McDonnell
                              -------------------------------
                              Thomas A. McDonnell, Indemnitee


                              CERNER CORPORATION, a Delaware
                                Corporation


                              By /s/ Clifford W. Illig
                                --------------------------
                              Clifford W. Illig, President

[SEAL]

ATTEST:

\s\John V. Donner
- -------------------------------
Asst Secretary